Prospectus Supplement

John Hancock Variable Insurance Trust (the Trust)

Global Equity Trust (the fund)

Supplement dated September 22, 2022, to the current Prospectus, as may be supplemented (the Prospectus)

At its meeting held on September 20-22, 2022, the Trust’s Board of Trustees approved changes to the fund’s principal investment strategies effective as of October 1, 2022 (the Effective Date).

In connection with the change described above, the “Principal investment strategies” in the “Fund summary” section of the Prospectus will be amended and restated in its entirety as follows, as of the Effective Date:

The fund seeks to generate capital appreciation by investing at least 80% of net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities. This policy is subject to change only upon 60 days’ notice to shareholders. Under normal market conditions, at least 40% of the value of the fund’s net assets will be invested in issuers domiciled outside of the United States (“Foreign Companies”), unless the manager deems market conditions and/or company valuations to be less favorable to Foreign Companies, in which case, the fund will invest at least 30% of the value of its net assets in Foreign Companies. Foreign Companies include issuers domiciled in emerging markets and securities for which the relevant reference entity is domiciled outside the United States, such as American Depositary Receipts (ADRs), that trade on U.S. exchanges. There are no limits on the market capitalization ranges of the companies in which the fund may invest. The fund may invest in the securities of large, medium, or small companies.

In managing the fund, the manager seeks to identify undervalued companies that exhibit attractive valuations, solid business franchises, sustainable margins/cash flow, disciplined capital allocation, strong management teams, and strong balance sheets.

The manager employs an unconstrained, bottom-up stock selection process based on disciplined fundamental research with the aim to create a diversified portfolio of quality global stocks of any size that not only demonstrate compelling value but also generate sustainable cash flows. Equity securities include common and preferred stocks and their equivalents, including depositary receipts, warrants, rights, and securities convertible into common or preferred stocks.

The decision-making process involves candidate companies being screened for valuation, quality, and dividends, together with a detailed examination of the challenges and opportunities that exist for that business. The manager will assess the valuation opportunity for that company by establishing base-case, upside, and downside price targets. The manager will take into consideration the diversification benefits and the liquidity of the security before making the final investment decision.

The fund may invest in cash, money market instruments, repurchase agreements, or other short-term instruments for the purposes of meeting redemption requests or making other anticipated cash payments.

The manager considers environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment process. The ESG characteristics utilized in the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments.

You should read this supplement in conjunction with the Prospectus and retain it for your future reference.